Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 21, 2005 (this "Amendment"), to the Credit Agreement, dated as of May 9, 2005 (the
            ---------
"Credit Agreement"), among KADANT INC. (the "Borrower"), the Foreign Subsidiary
 ----------------                                            --------
Borrowers from time to time parties thereto, the several lenders from time to time parties thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").
 --------------------

                  WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower;

                  WHEREAS the Borrower has requested that the Lenders issue Letters of Credit denominated in Foreign Currencies, from time to time as specified by the Borrower and/or a Foreign Subsidiary Borrower in compliance with the Credit Agreement; and

                  WHEREAS the Borrower has requested that the Credit Agreement be amended in the manner provided for in this Amendment, and the Lenders are willing to agree to such amendments as provided for herein;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein the parties hereto hereby agree as follows:

                  1.     Defined Terms. Capitalized terms used and not defined
                         -------------
herein shall have the meanings given to them in the Credit Agreement.

                  2.     Amendment to Section 1.1 (Defined Terms). Section 1.1
                         ---------------------------------------
of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following new or substitute defined terms and related definitions:

              "Dollar L/C Obligations": at any time, an amount equal to the sum
               ----------------------
         of (a) the aggregate then undrawn and unexpired amount of the then outstanding Dollar Letters of Credit and (b) the aggregate amount of drawings under Dollar Letters of Credit that have not then been reimbursed pursuant to Section 3.5.

              "Dollar Letter of Credit": any Letter of Credit denominated in
               -----------------------
         Dollars.

              "L/C Obligations":  the collective reference to Dollar L/C
               ---------------
         Obligations and Multicurrency L/C Obligations.

              "Letters of Credit": any Dollar Letter of Credit or Multicurrency
               -----------------
         Letter of Credit, as defined in Section 3.1(a).

              "Multicurrency L/C Obligations": at any time, an amount equal to
               -----------------------------
         the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Multicurrency Letters of Credit and (b) the aggregate amount of drawings under Multicurrency Letters of Credit that have not then been reimbursed pursuant to Section 3.5.

              "Multicurrency Letter of Credit": any Letter of Credit denominated
               ------------------------------
         in one or more Foreign Currencies.

              "Multicurrency Revolving Extensions of Credit": as to any
               --------------------------------------------
         Multicurrency Lender at any time, an amount equal to the sum of (a) the aggregate principal amount (based on the Dollar Equivalent thereof) of all Multicurrency Revolving Loans held by such Lender then outstanding and (b) such Multicurrency Lender's Multicurrency Revolving Percentage of the Multicurrency L/C Obligations then outstanding (based on the Dollar Equivalent thereof).

              "Multicurrency Revolving Subcommitment": as to any Lender, the
               -------------------------------------
         obligation of such Lender to make Multicurrency Revolving Loans and participate in Multicurrency Letters of Credit in an aggregate principal amount (based on the Dollar Equivalent thereof) not to exceed the amount set forth under the heading "Multicurrency" opposite such Lender's name on Schedule 1.1A or in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Multicurrency Revolving Subcommitments shall equal the Multicurrency Sublimit of the Revolving Facility.

              "Multicurrency Sublimit":  $15,000,000.
               ----------------------

              "Outstanding Revolving Extensions of Credit": as to any Lender at
               ------------------------------------------
         any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans (or the Dollar Equivalent thereof in the case of Multicurrency Revolving Loans) held by such Lender then outstanding, (b) such Lender's Revolving Percentage of the L/C Obligations (or the Dollar Equivalent thereof in the case of Multicurrency L/C Obligations) then outstanding, and (c) such Lender's Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding."

              "Revolving Commitment": as to any Lender, the obligation of such
               --------------------
         Lender, if any, to make Revolving Loans (which includes Multicurrency Revolving Loans) and participate in Swingline Loans and Letters of Credit (which includes Multicurrency L/C Obligations) in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolver" opposite such Lender's name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Commitments is $25,000,000.

                  3.     Amendment to Section 2.4 (Revolving Commitments). (a)
                         -----------------------------------------------
Section 2.4(c) of the Credit Agreement is hereby amended by deleting clause (a) in the first sentence thereof in its entirety and substituting in lieu thereof the following:

         "when added to such Multicurrency Lender's Multicurrency Revolving Percentage of the other Multicurrency Revolving Extensions of Credit, shall not exceed such Multicurrency Lender's Multicurrency Revolving Subcommitment and"

                  (b) Section 2.4(c) of the Credit Agreement is hereby further amended by deleting the phrase "Multicurrency Revolving Loans" in clause (ii) thereof and substituting in lieu therefor the phrase "Multicurrency Revolving Extensions of Credit".

                  4.     Amendment to Section 2.12 (Mandatory Prepayments of
                         ---------------------------------------------------
Multicurrency Revolving Loans). Section 2.12(a) of the Credit Agreement is
-----------------------------
hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

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              "(a) If, on any Calculation Date, (i) the Outstanding Revolving
              Extensions of Credit exceed the Revolving Commitments or (ii) the Dollar Equivalent of the Multicurrency Revolving Extensions of Credit outstanding, in each case, on such date exceeds 105% of the Multicurrency Sublimit on such date, the Borrower and/or any Foreign Subsidiary Borrower shall, without notice or demand, immediately repay such of its outstanding Revolving Loans (or cash collateralize its Letters of Credit in accordance with this
              Section 2.12(a)) in an aggregate principal amount such that, after giving effect thereto, (x) the Outstanding Revolving Extensions of Credit do not exceed the Revolving Commitments and (y) the Dollar Equivalent of the Multicurrency Revolving Extensions of Credit outstanding on such date is equal to or less than the Multicurrency Sublimit on such date, together with interest accrued to the date of such payment or prepayment on the principal so prepaid and any amounts payable under Section 2.21 in connection therewith. The Borrower and/or any Foreign Subsidiary Borrower may, in lieu of prepaying Revolving Loans in order to comply with this paragraph, deposit amounts in a Cash Collateral Account, for the benefit of the Lenders, equal to (A) the aggregate principal amount of Revolving Loans required to be prepaid or (B) the aggregate amount of such excess over the Revolving Commitments or the Multicurrency Sublimit, as the case may be. The Administrative Agent shall apply any cash deposited in any Cash Collateral Account (to the extent thereof) to repay Revolving Loans at the end of the Interest Periods therefor, as the case may be, provided that (x) the Administrative Agent shall
                               --------
              release to the Borrower and/or any applicable Foreign Subsidiary Borrower from time to time such portion of the amount on deposit in any Cash Collateral Account to the extent such amount is not required to be so deposited in order for the Borrower and/or the applicable Foreign Subsidiary Borrower to be in compliance with this Section 2.12 and (y) the Administrative Agent may so apply such cash at any time after the occurrence and during the continuation of an Event of Default. "Cash Collateral Account"
                                                    -----------------------
              means an account specifically established by the Borrower and/or any Foreign Subsidiary Borrower with the Administrative Agent for purposes of this Section 2.12 and hereby pledged to the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the right of withdrawal for application in accordance with this Section 2.12."

                  5.     Amendment to Section 2.25 (Foreign Currency Exchange
                         ----------------------------------------------------
Rate). (a) Section 2.25(a) of the Credit Agreement is hereby amended by adding
----
the following language after the phrase "pursuant to Section 2.5(b)" and before the comma in the proviso contained in the first sentence:

              "or the issuance of any Multicurrency Letter of Credit"

                  (b) Section 2.25(b) of the Credit Agreement is hereby amended by deleting the phrase "Multicurrency Revolving Loans" where it appears therein and substituting in lieu thereof, in each instance, the phrase "Multicurrency Revolving Extensions of Credit".

                  6.     Amendment to Section 3.1 (Letters of Credit). (a)
                         -------------------------------------------
Section 3.1(a) of the Credit Agreement is hereby amended by deleting the second proviso in the first sentence thereof and substituting in lieu thereof the following proviso:

              "provided that such Issuing Lender shall not issue or extend any
               --------
              Letter of Credit if, after giving effect to such issuance or extension, (i) the L/C Obligations would exceed the L/C Commitment, (ii) the sum of Outstanding Revolving Extensions of Credit would exceed

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              the Total Revolving Commitments or (iii) the sum of the
              Multicurrency Revolving Extensions of Credit would exceed the Multicurrency Sublimit."

                  (b) Section 3.1(a) of the Credit Agreement is hereby further amended by deleting the last sentence thereof in its entirety and substituting in lieu thereof the following:

              "Each Letter of Credit shall (i) be denominated in Dollars or any one of the Foreign Currencies, as specified by the Borrower, and
              (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five Business Days prior to the Revolving Termination Date, provided that any
                                                            --------
              Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above)."

                  7.     Amendment to Schedule 1.1A. Schedule 1.1A of the Credit
                         --------------------------
Agreement is hereby amended by deleting such schedule in its entirety and substituting in lieu thereof the document attached hereto as Schedule 1.1A.

                  8.     No Other Amendments; Confirmation. Except as expressly
                         ---------------------------------
amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

                  9.     Representations and Warranties. The Borrower hereby
                         ------------------------------
represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to the waivers and amendment contained herein:

                  (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date;

                  (b) no Default or Event of Default has occurred and is continuing; and

                  (c) the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable.

                  10.    Conditions Precedent to Effectiveness. This Amendment
                         -------------------------------------
shall become effective on the date on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower and each Lender.

                  11.    Expenses. The Borrower agrees to promptly pay and/or
                         --------
reimburse the Administrative Agent for its invoiced out-of-pocket expenses in connection with this Amendment (including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel for the Administrative Agent).

                  12.    Governing Law; Counterparts. (a) This Amendment and the
                         ---------------------------
rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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                  (b)    This Amendment may be executed by one or more of the
parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                   KADANT INC.,

                                   By: /s/ Thomas M. O'Brien
                                        ----------------------------------------
                                   Name:  Thomas M. O'Brien
                                   Title: Executive Vice President and Chief
                                   Financial Officer


                                   JPMORGAN CHASE BANK, N.A. individually and as Administrative Agent

                                   By: /s/ Peter Killea
                                   ---------------------------------------------
                                   Name: Peter M. Killea
                                   Title: Vice President



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                         Signature page to the FIRST AMENDMENT TO THE CREDIT
                         AGREEMENT, dated as of October 21, 2005 (this "Amendment"), to the Credit Agreement, dated as of May
                          ---------
                         9, 2005 (the "Credit Agreement"), among KADANT INC.
                                       ----------------
                         (the "Borrower"), the FOREIGN SUBSIDIARY BORROWERS
                               --------
                         thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").







                         --------------------------------------------
                         BARCLAYS BANK PLC


                         By /s/ Vince Muldoon
                            -----------------------------------------
                            Title: Director


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                         Signature page to the FIRST AMENDMENT TO THE CREDIT
                         AGREEMENT, dated as of October 21, 2005 (this "Amendment"), to the Credit Agreement, dated as of May
                          ---------
                         9, 2005 (the "Credit Agreement"), among KADANT INC.
                                       ----------------
                         (the "Borrower"), the FOREIGN SUBSIDIARY BORROWERS
                               --------
                         thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").







                         --------------------------------------------
                         CITIZENS BANK OF MASSACHUSETTS


                         By /s/ William E. Lingard
                            -----------------------------------------
                            Title:  Senior Vice President

                         Signature page to the FIRST AMENDMENT TO THE CREDIT AGREEMENT, dated as of October 21, 2005 (this "Amendment"), to the Credit Agreement, dated as of May
                          ---------
                         9, 2005 (the "Credit Agreement"), among KADANT INC.
                                       ----------------
                         (the "Borrower"), the FOREIGN SUBSIDIARY BORROWERS
                               --------
                         thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").







                         --------------------------------------------
                         LCL LE CREDIT LYONNAIS


                         By /s/ Mikael Andre
                            -----------------------------------------
                            Title:  Directeur Regional Enterprises
                                    Adjoint Champagne Aroenne

                         Signature page to the FIRST AMENDMENT TO THE CREDIT AGREEMENT, dated as of October 21, 2005 (this "Amendment"), to the Credit Agreement, dated as of May
                          ---------
                         9, 2005 (the "Credit Agreement"), among KADANT INC.
                                       ----------------
                         (the "Borrower"), the FOREIGN SUBSIDIARY BORROWERS
                               --------
                         thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").







                         --------------------------------------------
                          NATIONAL CITY BANK


                         By /s/ Heather M. McIntyre
                            -----------------------------------------
                            Title:  Vice President

                         Signature page to the FIRST AMENDMENT TO THE CREDIT AGREEMENT, dated as of October 21, 2005 (this "Amendment"), to the Credit Agreement, dated as of May
                          ---------
                         9, 2005 (the "Credit Agreement"), among KADANT INC.
                                       ----------------
                         (the "Borrower"), the FOREIGN SUBSIDIARY BORROWERS
                               --------
                         thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").







                         --------------------------------------------
                         U.S. BANK, N.A.


                         By /s/ Derek S. Roudebush
                            -----------------------------------------
                            Title:  Vice President

                                  SCHEDULE 1.1A


 Institution                                 Total Allocated             Term Loan A                Revolver           Multicurrency
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank, N.A.                     $20,000,000.00          $14,117,647.06           $5,882,352.94           $3,529,411.76
 US Bank, National Association                 15,000,000.00           10,588,235.29            4,411,764.71            2,647,058.82
 Credit Lyonnais SA                            15,000,000.00           10,588,235.29            4,411,764.71            2,647,058.82
 Citizens Bank of Massachusetts                12,500,000.00            8,823,529.41            3,676,470.59            2,205,882.35
 National City Bank                            12,500,000.00            8,823,529.41            3,676,470.59            2,205,882.35
 Barclays Bank PLC                             10,000,000.00            7.058,823.53            2,941,176.47            1,764,705.88
                                          ------------------------------------------------------------------------------------------
 Total                                        $85,000,000.00          $60,000,000.00          $25,000,000.00          $15,000,000.00
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